Other Income And Charges	12 Months Ended
Sep. 28, 2013
Other Income and Expenses [Abstract]
Other Income And Charges
OTHER INCOME AND CHARGES
During fiscal 2013, we recorded a $19 million currency translation adjustment gain recognized in conjunction with the receipt of proceeds constituting the final resolution of our investment in Canada, which was recorded in the Consolidated Statements of Income in Other, net.
During fiscal 2012, we recorded $16 million of equity earnings in joint ventures and $4 million in net foreign currency exchange gains, which were recorded in the Consolidated Statements of Income in Other, net.
During fiscal 2011, we recorded an $11 million gain related to a sale of interests in an equity method investment. This gain was recorded in the Consolidated Statements of Income in Other, net.